  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 18, 2011

VALIANT HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 N. University Drive, Suite 625, Coral Springs, Florida		33065
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(954) 755-5564

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a Board of Directors meeting held on July 18, 2011, the Board of Directors of Valiant Health Care, Inc. decided to increase the size of the Board by one and appointed Steven Turner as a director of the Company. Mr. Turner currently serves as the President of the Company.

There are no arrangements or understandings between the Company and any other persons, pursuant to which Mr. Turner was selected as a director.

In addition, as of July 19, 2011, Angela C. Rodriguez, the Company’s Chief Financial Officer, is no longer employed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VALIANT HEALTH CARE, INC.

By:	/s/ Steven Turner
Name: Steven Turner
Title: President

Dated: July 19, 2011